CMSP Report	12 Months Ended
Dec. 31, 2024
CMSP Report [Line Items]
Document Type	17AD-27
Amendment Flag	true
Amendment Description	After discussions with the U.S. Securities and Exchange Commission ("SEC"), DTCC ITP Matching (U.S.) LLC ("ITPM") has amended the Summary of Policies and Procedures section to bring additional clarity and further describe the linkage between the policies and procedures to the topics pursuant to the Adopting Release and the DTCC ITPM Central Matching Service Provider (CMSP) Policy ("ITPM CMSP Policy"). The appendix includes a list of the Client-facing and internal policies and procedures. Additionally, in the Quantitative Data section of the report, tables 5.0, 5.1, and 5.2, have been amended to address an overstated variance, which was discovered in June 2025 after an internal review process and resolved in August 2025. April, May, and June 2024 Auto-Affirmation Rate via M2i TradeMatch and Affirmation Rate via ETC metrics affirmed by 9pm on trade date and affirmed on trade date were impacted. While all three months were impacted, the most notable overstatement occurred during the months of May and June 2024 (ranging from ~1.5-3.5%), particularly for debt metrics, given it represents a smaller percentage of eligible volume captured in this report.
Entity Registrant Name	DTCC ITP Matching (US) LLC
Entity Central Index Key	0002034958
Document Period End Date	Dec. 31, 2024
STP Policies and Procedures Summary

Rule 17Ad-27(b)(1)

To comply with the requirements of Exchange Act Rule 17Ad-27, ITPM has established the ITPM CMSP Policy, pursuant to Exchange Act Rule 17Ad-27(a). This Policy describes the various policies, controls, and processes that ITPM has implemented to establish, execute against, govern and comply with CMSP requirements. The ITPM CMSP Policy includes how ITP positions its Services offerings, captures input from the industry, establishes the ITP Strategy ("Strategy") and execution plans, incentivizes/disincentivizes behavior, and communicates to Clients and potential Clients, all to facilitate continuous improvements to STP. The ITPM CMSP Policy sets forth the core components of ITPM's approach to STP facilitation and covers the following topics described in the Adopting Release:

  DTCC ITP Services
  DTCC ITP Client requirements
  Compliance with Terms and Procedures
  DTCC ITP Strategy and execution
  Capturing feedback on the advancement of STP
  Client and industry communication
  Incentives and disincentives to facilitate STP
  Promotion and inhibition of onward transmission of messages for timely settlement
  Manual systems and processes
  Matching criteria and tolerances
  CMSP Governance
  CMSP Annual Reporting

The ITPM CMSP Policy links to various internal and externally facing Policies, Standards, Procedures, Job Aides, Guidelines, Charters, and Associated Artifacts/Materials, as applicable. To facilitate the market's awareness and understanding regarding ITPM's full suite of applicable policies and procedures, this Report includes a summary of the published CMSP Client-facing and internal policies and procedures and supporting artifacts that were developed or enhanced to support the facilitation of STP, along with their linkage to various topics of the ITPM CMSP Policy and Exchange Act Rule 17Ad-27. Refer to the appendix for a list of Client-facing and internal policies and procedures.

DTCC ITP Services

ITP offers Services that support post-trade allocation, confirmation, matching, and affirmation of securities transactions executed by broker-dealers and Institutions. While the ITP Business is global, where the Services relate to U.S. and/or DTC-eligible securities post-trade processing, the Services rely on ITP's systems located in the United States. ITP maintains a Services Catalog, which describes the Service offerings available to Clients and is the framework by which ITP strives to offer, contract and communicate Service offerings with Clients. The Services Catalog also describes certain functionality which ITP offers at no cost, on a limited basis, to non-Clients ("Non-Client Set-ups"). The Services Catalog includes details on Services functionality, as well as Client connectivity and access configurations (which may differ depending on Client type), optional workflows and add-on/ancillary Services, subject to elected Services. Optional workflows and add-on/ancillary Services are not stand-alone Services and may require additional documentation and/or fees may apply. Details beyond the Services Catalog is included in the Services Catalog Supplement, in the form of: (1) service descriptions, (2) subscription options by Client type and access method, (3) system functionality, (4) risks associated with Service disruptions, and (5) information concerning optional workflows, and add-on / ancillary Services detailed in the Services Catalog. The Services Catalog and Services Catalog Supplement is available for all Clients and non-Clients and is on dtcc.com and dtcclearning.com. ITP maintains and publishes the Services Catalog to promote consistency and transparency for regulators and Clients. When a change is required in either the Services Catalog or the Services Catalog Supplement, a change control procedure is required, as per the DTCC ITP Services Catalog and Services Catalog Supplement Change Request and Communication Procedure. This document describes the process ITP follows to maintain, document, and communicate the Services Catalog and Services Catalog Supplement as a means to implement a formal change control process for any changes made to Services or Non-Client Setups. The Services Catalog and Services Catalog Supplement articulate all Service offerings, including how certain Services are positioned to bring efficiencies to the transaction lifecycle, therefore facilitating STP.

ITP's planned Services-related deliverables (e.g. enhancements) for the coming year are articulated in the Client-Facing Roadmap provided to Clients and DTCC staff. This is inclusive of clear articulation of those deliverables that facilitate STP. ITP generates, reviews, approves and communicates the Client-Facing Roadmap, as described in the DTCC ITP Client-Facing Roadmap Creation Procedure. The Roadmap is a result of the annual Book of Work ("BoW"), which is a multi-phased process ITP follows to prioritize and establish proposed budgets for initiatives, including those driven by facilitating STP, as per the DTCC ITP Annual Book of Work (BoW) Planning Procedure. ITP indicates which initiatives facilitate STP so that the portfolio of initiatives can be reviewed by STP vs. non-STP initiative spend. ITP also documents the measures of success of the initiatives, including STP success measures for initiatives that facilitate STP. When changes are required to the Roadmap, a change control process is implemented, as per the DTCC ITP Delivery Change Control Procedure. The goal of the Delivery Change Control process is to promote transparency regarding delivery changes across impacted lines of business, stakeholders and delivery teams to provide a clear escalation path. If a change(s) is required after the finalized BoW that will affect any initiative, a Delivery Change Control is required to document the changes and the impact. The change will also be reflected in the Roadmap, if this is a client impacting deliverable. The Roadmap are subject to change throughout the year as conditions, requirements and needs of Clients or the industry change.

Ideas or suggestions to further facilitate STP can be presented to Management through a variety of external and internal input sources as prescribed in the DTCC ITP Services Concept Lifecycle Guidelines. These Guidelines describe how Management addresses Exchange Act Rule 17 Ad-27 throughout the lifecycle of a proposed Service concept. After a concept is approved, materials are developed, such as Service Guides, which are Client-facing user terms, operating materials and best practices, and similar operational and instructional information about Services, located on the DTCC Learning Center. Please note, many of these Service Guides are only available to Clients of ITP.

DTCC ITP Client Requirements

ITP outlines a Client's eligibility requirements, including a Client's obligations under the various user agreements and procedures of ITP, which Clients must adhere to when subscribing to Services, as described in the DTCC ITP Client Requirement Policy. Any Clients of ITP, whether U.S. based or non-U.S. based, who use DTCC ITP as their service provider are impacted by this Policy. In order to be eligible as a Client of ITP, entities must: (i) enter into a DTCC ITP Master Services Agreement ("MSA"); (ii) complete an Order Form to elect Services (and other applicable onboarding documentation); (iii) be subject to ITP's client verification process; and (iv) be subject to global sanctions screenings against various watch lists. Additional Terms which relate to no action relief as it pertains to archival services, issued by the staff of the SEC to DTCC ITP and its predecessors on behalf of its Clients who are SEC registered investment advisers and broker dealers are outlined in the DTCC ITP Services Specific Term Addendum. Additionally, Clients are expected to follow the Service Guides to achieve the full potential of STP.

Compliance with Terms and Procedures

Pursuant to the ITPM CMSP Policy, upon becoming a Client of ITP, and under the MSA, Clients are subject to the "Terms," and other "Procedures," including policies and procedures communicated to Clients, each as defined under the MSA. Clients who do not use the Services as defined in the Policies & Procedures may not derive the full STP value the Services are designed to provide. This may lead to reduced affirmation rates, poor settlement rates, increased costs, reputational damage, and potential regulatory action. Failure to comply with and/or provide accurate or complete information required for setup may lead to consequences, such as but not limited to, a delay in access to Services or termination of the MSA. If Services are not used as outlined in the Procedures, Clients may experience limitations with the Services and difficulty achieving STP. The DTCC ITP Service Specific Term Addendum contains additional Terms which relate to no action relief, as it pertains to archival services, issued by the staff of the SEC to DTCC ITP and its predecessors on behalf of its Clients who are SEC registered investment advisers and broker dealers. As described in the DTCC ITP Client Requirement Policy, the DTCC ITP Services Guides are Client-facing user terms, operating materials and best practices, and similar operational and instructional information about Services.

DTCC ITP Strategy and Execution

ITP is committed to providing an integrated post-trade infrastructure that eliminates redundancies and manual processing across asset classes to create a place where Clients can manage the entire trade lifecycle, from post-execution to settlement, on one platform. ITP is uniquely positioned to facilitate the STP of institutional trades by seamlessly connecting our global Client community to an open and integrated ecosystem that services the full post-trade lifecycle. ITP incorporates this commitment and goal into its Strategy. ITP has incorporated internal and external feedback and periodic review into its Strategy and execution planning to comply with Exchange Act Rule 17Ad-27. As per the DTCC ITP Services Concept Lifecycle Guidelines, on an annual basis, Management reviews and refreshes the Strategy. This review takes into account feedback from Clients and the industry at large, global market conditions, regulatory mandates, new opportunities, performance and risk related matters, as well as opportunities to further promote STP, which is core to ITP's Strategy. Once the Strategy is established, Management develops an annual BoW, which defines ITP's execution and delivery plans for the year, inclusive of which initiatives are in support of furthering STP. ITP also creates a Roadmap which outlines ITP's plans for the upcoming year, along with expectations of Clients to adopt these initiatives. The Strategy and Roadmap are socialized with the ITP Board of Managers and Regional Advisory Councils ("RAC"), to solicit feedback and ensure alignment on plans and prioritization. Socialization of the Strategy supports compliance with the Adopting Release requirements. ITP's Strategy, BoW and Roadmap are subject to change throughout the year as conditions, requirements and needs of Clients or the industry change. ITP has in place a Delivery Change Control process to fully vet and document these changes, along with their impact, as per the DTCC ITP Delivery Change Control Procedure. If and as changes occur that impact the Services Catalog or Roadmap (based on changes to the Strategy or BoW) throughout the year, ITP will update the Services Catalog or Roadmap and notify Clients of these changes accordingly, per the DTCC ITP Services Catalog and Services Supplement Change Request and Communication Procedure. Pricing decisions are made by Management in partnership with Finance, with approval by the Board. The DTCC Non-SIFMU Pricing Policy establishes the policy on pricing new Services, new programs, fee waivers, etc.

Capturing Feedback on the Advancement of STP

ITP is committed to partnering with its Clients and the industry to help promote a no-touch workflow and STP in the industry. As the financial markets' trusted industry partner, ITP provides thought-leadership and engagement opportunities to capture feedback from our Client community and the industry, in support of bringing efficiencies to the industry from post execution to settlement. ITP established governance or Client-facing forums to solicit feedback from Clients on ITP's strategic plans. There are various avenues ITP solicits feedback from, such as the Regional Advisory Councils ("RAC"), which are Client groups established by Management, subject to a charter, and their goal is to represent the Client perspective with regards to ITP's Strategy and it's Services. The feedback received and items discussed at the RACs are intended to be collected and reviewed periodically, with material updates reviewed with Management and reported to the Board as appropriate. As further described in the DTCC ITP Regional Advisory Council (RAC) Governance Guidelines, which documents the guidelines for annual review of the RAC membership composition, representation, member onboarding, and member engagement. ITP solicits feedback from Clients on ITP's strategic plans and key initiatives to drive the promotion of STP, among other things, to its Clients and the industry through the RAC. Management reviews the DTCC ITP Regional Advisory Council Charter on an annual basis to confirm alignment with existing CMSP requirements. Additionally, feedback is solicited from Client Working Groups, which are Service-specific meetings comprised of Clients who represent the Service community who have a strong working knowledge of the particular Service. Client Working Groups are established by Management, subject to a charter, and their goal is to maintain and enhance the Client experience and capture feedback on features, functionality, and strategic priorities, which may inform the Strategy. An additional Client-facing forum is the Design Partner Working Groups, which are established from time to time by Management, subject to a charter, and their goal is to work with a subset of members from a Client segment to gather feedback on particular features and functionality when designing and developing a new Service, optional workflow, or add-on/ancillary Service. Membership is generally driven by Clients who share the use-case of a challenge which the Design Partner Working Group is tasked with trying to solve. Participants in these working groups, at times, may also evolve into the target group for the ITP Early Adopters Program. For more information, refer to the DTCC ITP Early Adopters Program Guidelines.

As part of the lifecycle process, the feedback from these forums is provided to Management who, in turn, leverage it as part of the annual Strategy development and BoW planning, inclusive of its STP Strategy and plans. Refer to the DTCC ITP Annual Book of Work (BoW) Planning Procedure and DTCC ITP Client-Facing Roadmap, respectively, for more details on the BoW planning and STP Strategy. If Management makes a decision to change the Strategy based on Client feedback, there may be an impact on deliverables, Services Catalog, and Roadmap, which will require a change control as followed by the DTCC ITP Delivery Change Control Procedure and DTCC ITP Services Catalog and Services Catalog Supplement Change Request and Communication Procedure. The Strategy, STP Strategy, annual BoW and Roadmap, as applicable, are shared with the various input forums as described in the DTCC ITP Services Concept Lifecycle Guidelines, to close the feedback loop on what ITP incorporated into their strategic and execution plans.

Client and Industry Communication

Many communication types are utilized to encourage Clients or potential Clients to use the Services and/or to promote the facilitation of STP, including press releases, bylines, news statements, email campaigns and interviews. Management and Marketing teams have discretion to determine which type of communication is most appropriate. As described in the DTCC ITP Material and Non-Material Transactional Communications Procedure, ITP follows a process for developing and publishing ITP Transactional Communications, which are technical and product operational in nature containing messages for current Clients. It also includes how materiality is determined, which impacts the timing and vehicle(s) by which those communications are sent to Clients. A transactional communication generally consists of a notice to a Client about a service they subscribe to. Additionally, the DTCC Client Communication Guidelines explains when to engage Marketing & Communications ("M&C") and provides an overview of the governance process to i) promote a high level of Client engagement, ii) implement a coordinated and strategic approach to email outreach, and iii) support all communications in a clear, consistent and single brand voice. Please refer to the DTCC ITPM Central Service Provider (CMSP) Policy, Client Communications Guidelines, DTCC ITP Material and Non-Material Transactional Communications Procedure, and DTCC ITP Services Catalog Change Request and Communication Procedure for more detail on the requirements for materiality.

Communications are provided to Clients when there's a service disruption, as per the DTCC Incident Management Procedure and CCC - ITP Client Notification Procedure. At times, Service disruptions can inhibit the onward transmission of messages for timely settlement, which may impact STP. Incident Management is aimed at resolving incidents and communicating the status of incidents to Clients. The DTCC Incident Management Procedure defines what actions to take at each step of the process of encountering, identifying, classifying, and resolving events recognized as incidents. The goal of the Incident Management Process is to restore a normal service operation as quickly as possible and to minimize the impact on business operations, thus ensuring that the best possible levels of service quality and availability are maintained. The CCC - ITP Client Notification Procedure describes practices for notifying Clients of wide-scale incidents impacting multiple Clients or partners, including subsequent updates when available until the issue gets resolved.

ITP also provides Clients with visibility into its Strategy and BoW, including STP related initiatives through the Roadmap, which is further described in the DTCC ITP Client-Facing Roadmap Creation Procedure. The Services Catalog and Services Catalog Supplement are created and managed by ITP to articulate to Clients the Service offerings, and are subject to the DTCC ITP Services Catalog and Services Catalog Supplement Change Request and Communication Procedure, to maintain and comply with when changes are required.

As part of the lifecycle of a Service concept, Client-facing teams are in regular communication with Management and participate on cross-functional internal forums where initiatives and opportunities related to STP are raised and discussed. Client-facing teams are responsible for providing Management with key feedback captured from Clients, to help inform the Strategy and annual plans. Industry input is another important source of external input into Service development. ITP is actively engaged with key industry associations, such as ISITC, SIFMA, ICI, CCMA, ASIFMA and Eurofi, where ITP's Strategy, Services and thought leadership are promoted and where feedback is solicitated from the industry at large. Refer to the DTCC ITP Services Concept Lifecycle Guidelines for more information. Additionally, Clients are able to provide feedback through various Client-facing forums, such as Advisory Councils, Working Groups, and Early Adopter Programs. For more information on their governance process, refer to the Advisory Councils and Client Working Group charters, DTCC ITP Regional Advisory Council (RAC) Governance Guidelines and the DTCC ITP Early Adopter Program Guidelines.

Incentives and Disincentives to Facilitate STP

The general stance of Management is to offer Client incentives to facilitate STP over disincentives. Incentives ITP primarily considers are those of Early Adopter and/ or Best Practice programs, where Clients who engage in the program(s) receive financial benefit (i.e., waived/reduced fees) for their participation and/or meeting certain defined criteria which reflect best practices in achieving STP. ITP reserves the right to use pricing as an incentive or disincentive to encourage Clients to implement Services and further promote STP, as established in the DTCC Non-SIFMU Pricing Policy. Pricing is established fairly and reasonably to all Clients. Standard pricing is offered to all Clients in a segment through a standard rate card. Management also considers disincentives. Disincentives are generally financial in nature and are considered in cases where Clients fail to meet ITPM's timelines for critical initiatives such as platform migrations or end of life/retirement initiatives whose drivers are to further facilitate STP or reduce risk in achieving STP. Incentives are to be considered when establishing the BoW, as there may be an impact to the scope of initiatives, budgets, etc. If an incentive or disincentive is determined after the annual BoW is finalized, and has an effect on an initiative, a change control is required to be documented. Various internal policies, procedures, and documents describe how ITP may, from time to time, consider incentives and disincentives applicable to its Clients use of the Services, in order to facilitate STP.

Promotion and Inhibition of Onward Transmission of Messages for Timely Settlement

Services and supporting Procedures are designed to promote the successful onward transmission of messages for timely settlement. By using Services as defined in the Procedures, Clients are operating in the most effective manner to promote STP. ITP, as part of its STP Strategy, will continually look to identify and review opportunities to further enhance and bring efficiencies to its Services and associated Procedures to improve STP and timely settlement. At times, Service disruptions can impact the onward transmission of messages for timely settlement. The process in which Service disruptions are mitigated and communicated is described in the DTCC Incident Management Procedure and the CCC - ITP Client Notification Procedure. Refer to the Client and Industry Communication section above to learn more about the process taken for Incident Management and Client notification. Additionally, the DTCC ITP TradeSuite ID Cutoff Extension Procedure details the process for extending the TradeSuite Affirmation Cutoff for TradeSuite ID DTC Settlement processing to support the onward transmission of messages and facilitation of T+1 settlement cycle. This procedure applies to ITP Product and outlines roles and responsibilities for ITP as well as which teams they may interact with in the process. As mentioned in the above sections, the annual BoW may consist of deliverables to promote onward transmission of messages and a chance control would be required if deliverables need to be changed, as applicable.

Manual Systems and Processes

ITPM strives to offer Services that reduce or remove manual systems and processes. As part of the Strategy and the annual BoW planning process, along with the oversight and review provided by the CMSP Leadership Council, ITPM will identify and consider what opportunities, both for Clients and internal ITP operations, present themselves for increased automation and the promotion of STP. Additionally, ITPM takes into consideration opportunities that may be brought up in Client Working Groups, which are governed by a charter. Members of the Client Working Groups identify, discuss, and resolve common shared issues as it relates to the Service. ITP will determine if there is an opportunity to resolve the issue through automation. Systems that become automated, may have an effect on Roadmap deliverables, in which updates are to made as per the DTCC ITP Delivery Change Control Procedure. To assist Clients in understanding and utilizing the systems properly, ITP has Service Guides that further explain Client-facing user terms, operating materials and best practices, and similar operational and instructional information about Services.

Matching Criteria and Tolerances

Through various Procedures made available to Clients based on setup, ITP articulates requirements and best practices of matching criteria and tolerances so that Clients are equipped to use the Services in an accurate and efficient way, thereby achieving increased STP. ITP, through its Client-facing forums, such as Client Working Groups or RACs, also solicits feedback and promotes dialogue between members representing various Client segments, on additional opportunities to enhance matching criteria and tolerance standardization, ultimately to further promote STP. Service Guides are also available to Clients to learn more about matching criteria. During the annual BoW process, there may be deliverables established for matching criteria. If there is a change in the matching criteria that has an effect on the Roadmap, Services Catalog, and Services Catalog Supplement, a change control would need to be implemented for these artifacts.

CMSP Governance

A comprehensive program has been developed to manage and govern ITPM's CMSP obligations. The day to day oversight and management of ITPM's CMSP requirements adherence is provided by the General Manger of ITP and their leadership team. ITP has also established a cross-functional, management-level group, titled the CMSP Leadership Council, to provide senior level transparency into and oversight of ITPM's CMSP obligations, including initiatives, operations, and Procedures related to facilitating STP and the timely submission of its annual report. Pursuant to its charter, the CMSP Leadership Council will, among other things, review and provide feedback on ITP's STP Strategy (reviewed at least annually), progress against associated initiatives to that strategy, CMSP related policies and procedures, operations supporting ITPM's fulfilment of its CMSP obligations, and the year-round build and sign off of the CMSP annual report. The CMSP Leadership Council will report material updates to the Board, who provides general oversight of ITPM's CMSP obligations. Additionally, the Leadership Council is responsible for escalating significant issues discussed by the Council to the Board and the Principal of ITPM ("Principal"). The Principal will then determine if such issues should be further escalated to the DTCC Executive Committee for further review, as needed.

CMSP Annual Reporting

Pursuant to Exchange Act Rule 17Ad-27, ITPM as a CMSP is required to provide an annual report filed with the SEC using their Electric Data Gathering, Analysis, and Retrieval ("EDGAR") system. The DTCC ITPM CMSP Annual Report Procedure describes the governance and process of generating, reviewing, approving, submitting and publishing that ITP follows so that ITPM as a CMSP creates its Report, pursuant to SEC Exchange Act Rule 17Ad-27. This procedure outlines the process of collecting the inputs for the Report, facilitating reviews, packaging and submission of the Report.

STP Progress

Rule 17Ad-27(b)(2)

Section 1. Central Matching Service Provider's Progress in Facilitating Straight Through Processing During the 2024 Reporting Period

Section 1.1 Initiatives Facilitating STP

Over the 2024 Reporting Period, ITP delivered and/or advanced several initiatives that helped support the industry in further facilitating STP and support Clients' T+1 obligations, which contributed to the successful execution against DTCC and ITP's U.S. ITP T+1 program. This program was inclusive of system changes, extensive industry outreach and education, operational and new setup support, and policy and procedure changes, which most notably resulted in:

  Industry affirmation rates of 96% by 9pm on T (December 2024) - this is compared to 83% pre-T+1 (April 2024), and far exceeding rates in a T+2 environment, all while fail rates have also remained in line with those in a T+2 environment (see Table 5.0).
  Prime Broker and auto-affirmation rates are robust at 98% and near 100%, respectively, by 9pm on T (December 2024) (see Table 5.0), and ITP's efforts to engage the community have led to notable improvements in affirmation rates, particularly where the custodians or investment manager ("IM") affirms (92% in December vs. 68% in April) and the custodian affirms via an Omnibus TradeSuite ID only (88% in December vs. 54% in April), by 9pm on T.
  TradeSuite ID application processing and reporting enhancements to enable Clients to continue to confirm and affirm their trades in compliance with the T+1 regulatory changes.
  Critical to driving this growth in affirmation were the significant efforts by ITP to onboard additional Clients in advance of the T+1 transition, which in turn drove further STP as well as increased visibility into Client affirmation rates. Over 3,300 TradeSuite IDs were setup in 2024 (compared to 530 in all of 2023), inclusive of the newly offered workflow for non-Clients, called TradeSuite "ID Only", which enables non-self-affirming institutions to have their own Institutional TradeSuite ID (instead of leveraging their Custodian's) for increased transparency into affirmation rates. Most of these newly onboarded IDs had previously leveraged Omnibus TradeSuite IDs provided by their Custodians which made it impossible to measure affirmation rates for the individual underlying institution.
  Additionally, ITP remained committed to the continued adoption of the CTM Match to Instruct (M2i) workflow, an auto-affirmation workflow available to Clients who subscribe to CTM, TradeSuite ID, and ALERT, which is intended to facilitate and automate post-trade processing for trades sent to DTC. At the end of the 2024 Reporting Period, half of the total eligible CTM volume was now coming through the M2i workflow and there were over 640 buyside Clients live on auto-affirmation (560+ enabled for M2i), 76 Broker Bank Identifier Codes ("BICs") (Equities), 5 Brokers (Fixed Income) and 24 Partners all live and supporting M2i.
  Development of the T+1 Scorecard, an included offering for Clients of CTM or TradeSuite ID, which provides Clients with operational performance metrics, industry benchmarking and trend analysis across affirmation (TradeSuite ID) and matching (CTM). The T+1 Scorecard displays key affirmation insights and a comparison with CTM matching data, so that Clients can use this information to make improvements where appropriate, to further facilitate STP.
  The successful launch of Trade Archive, which offers registered investment advisers (RIA's) record retention capabilities intended to meet the Investment Advisers Act of 1940 Rule 204-2 ("Rule 204-2") requirements. This Service is included as part of the investment adviser's CTM or TradeSuite ID subscriptions and was designed in partnership with the Trade Archive Client Working Group to ensure it was fit for purpose and now has over 900 unique end-users, as of the end of the 2024 Reporting Period.
  In preparation for T+1 in the U.S., enhancements were made to the ITP Data Analytics offering to provide the industry with data insight capabilities. Enhancements included counterparty drilldown functionality, increased frequency of reporting and downloadable data extracts, and additional drilldown views enabling firms to pinpoint affirmation issues and party specific views.
  The creation of a lower cost option to increase access to Services using a "T+1 Automation Package", which is intended to provide manual IMs easy access, at a reduced cost, to CTM for Trade Matching & Affirmation, ALERT for SSI Management & Enrichment, and Trade Archive Service to help meet firms' record keeping requirements.
  ALERT's broad market coverage of standard SSI's, inclusive of Securities, Cash and Collateral SSIs, plays a key role in minimizing challenges such as trade enrichments with golden copy SSIs and facilitating timely FX cash settlements. Additionally, ALERT's growing number of Cash SSIs, has removed the need for call backs, thereby, reducing risk, fraud and enhancing STP. Lastly, DTCC has partnered with FX execution service providers to streamline the execution process by sending a matched and agreed trade from CTM directly to the provider, resulting in a timely FX execution and associated instruction to the local market in a shortened T+1 settlement cycle.
  DTCC and ITP held Client Tabletop sessions to review and evaluate the impact of a delay on Clients own systems and processes in a T+1 environment directly with various Clients. 15 Client sessions were held in preparation for T+1.
  Partnered with various industry and trade associations such as SIFMA, ICI, ISITC, BVI, AFME ASFIMA to provide outreach, engagement and education to support the industry globally as it prepared for the U.S.' move to T+1. ITP, along with DTCC, developed the Industry Playbook, created UST1.org, and participated in SIFMA's Command Center and open bridge line for centralized communications during the go live.

Additionally, throughout the 2024 Reporting Period, ITP made improvements in workflow efficiencies and added new capabilities to facilitate improvements in STP. Key of which included:

  The enablement of Instructing Party Matching Groups (IPMG) to CTM, which allows for brokers trading with a counterparty who has multiple BICs to identify that counterparty. This feature addresses the issue some brokers face where they cannot determine which BIC to allege to when the IM has more than one.
  CTM enhancements to enable broker Clients to leverage their CTM interface to access TradeSuite ID for the submission of confirms alleged against non-CTM investment managers.
  A third-party integrated chat Proof of Concept ("PoC") with CTM, which allows trade counterparties an additional collaboration option when it comes to resolving exceptions.
  TradeSuite ID notification enhancements on disaffirmation to further enable Prime Brokers to more efficiently identify potential affirmation issues.
  A re-write of the Client Facing Dashboard to improve dashboard capabilities and create efficiencies for Clients setting up their CTM matching profiles.
  A continued focus on enhancing systems performance and phasing out redundant or older interfaces across ITP systems. Improvements across all CTM UI views were made to reduce delays in loading times, and investment in CTM and Common Messaging Interface (CMI), ITP's interface layer, improved the stability of Services, even on high volume days such as month end and Triple Witching. This included additional investment in the implementation of multiple instances of our FIX engine to improve performance for low latency firms leveraging the CTM FIX interface. These systems performance enhancements, along with Client migration to ITP's strategic MQ PUSH V3 interface, reduced the 'roundtrip' time of a message down to 1 second for 90% of transactions. ITP also completed Client migrations to more robust service providers, retiring legacy leased lines.
  Added Settlement and Trade Condition Indicator triggers to the event profile notifications in Settlement Instruction Manager to help minimize manual intervention during post-trade processing. These indicators (e.g. IEQX - Irish Exempt) are used in combination with other discrete fields like Place of Settlement ("PSET") to create rules allowing for more instructions to flow STP to the custodian and not require manual release on the part of the institution.

During the 2024 Reporting Period, ITP also focused on SSI Enrichment as an enabler to STP. SSI Enrichment supports STP because it establishes standardized processes for storing, updating and communicating account and settlement details in a complete and consistent manner, which in turn helps to reduce the risk and associated operational costs of trade failure. The following initiatives assisted in institutional SSI Compliance rates of 99%+, where over 98% of Broker-Dealer CTM Blocks and 88% of institutional CTM Allocations were automatically enriched by ALERT SSIs (YTD December, Table 6.0).

  In 2024, based on broker-dealer Client feedback, ALERT was expanded to support Legal Entity Identifier ("LEI") usage by IMs, therefore improving these IM's account level data quality. When IMs include LEI information in their account level data, it ensures that broker-dealers know who they are trading with, reducing counterparty risk for the brokers.
  ITP increased adoption of ALERT's ALERT Key Auto Select ("AKAS") workflow, which supports real-time enrichment of settlement instructions for Clients using CTM to match, and specifically supports the M2i workflow whereby CTM matched trades, enriched with settlement instructions using AKAS, are automatically affirmed in TradeSuite ID. This increased adoption of near real-time enrichment of settlement instructions through CTM and is a key CMSP capability which supports STP in an accelerated settlement cycle.
  ITP launched a new ALERT API called "Ready to Settle" which provides Clients an alternative way to request and receive all standard and collateral SSI and market availability data in near real time, traditionally received only via web user interface. This change brings more efficiency and accuracy to the account setup and Client onboarding process in a T+1 environment.
  ITP also explored partnership opportunities to develop a solution to automate the data capture and ingestion of manual/pdf SSIs (decisions and associated delivery execution targeted for 2025).

DTCC has embarked on a multi-year, enterprise-wide "Core Clearance and Settlement modernization" program. From an ITP perspective, CTM and TradeSuite ID are part of this program, with a data center rotation date of 2026 for CTM and modernization and data center rotation date of 2028 for TradeSuite ID. Achieving these milestones will lead to increased performance, stability, and resiliency, which are table stakes for ITP and its ability to offer Services to further advance STP. ITP made significant progress during the 2024 Reporting Period on this program; the scope of CTM supporting applications participating in the data center rotation was finalized, and delivery remains on track for June 2026. As part of this broader enterprise-wide modernization project, during this Reporting Period, ITP made significant progress in capturing Client feedback on the goals, opportunities, and challenges of modernizing its TradeSuite ID Service.

Section 1.2 Client and Industry Engagement

ITP is committed to partnering with its Clients and the industry to help promote a no-touch workflow and STP in the industry with the objective of driving increased settlement efficiency. As the financial markets' trusted industry partner, ITP is regularly sharing its unique perspective and viewpoint on challenges and solutions impacting the post-trade lifecycle. ITP also engages with its Clients and the industry via thought-leadership and forums designed to promote debate and solutioning from these groups. ITP uses this feedback in support of its product development process, in order to align its Strategy and Services to bring efficiencies to the industry for all aspects of post-trade processing. During the 2024 Reporting Period, some of the key Client/industry engagements which helped to shape ITP's STP Strategy and deliverables included:

  ITP Regional Advisory Councils - These advisory councils met on a regular basis throughout the year and discussed key initiatives in support of advancing STP; such as PSET Matching, TradeSuite ID Modernization, the expansion of data fields in ALERT, U.S. Listed Options in CTM and strategic partnership opportunities with vendors. These topics were then reflected on the 2024 and/or 2025 STP roadmap. For more information on the initiatives planned for 2025, please refer to the "Qualitative Description of STP Facilitation" section of this Report.
  Trade Archive Design Partner Working Group - The working group partnered with Clients to co-design and grant early access to the production pilot of the Trade Archival service, which successfully launched in May 2024.
  U.S. Listed Options Early Adopter Program - While there is a growing population of Clients actively submitting U.S. Listed Options transactions in CTM, ITP worked with 5 Clients via the early adopter program during the 2024 Reporting Period to capture feedback on matching in this asset class via CTM. This early adopter program focuses on standardizing the reconciliation process, eliminating the need for custom reports, and file reconciliations for each trading partner.
  Client Facing Working Groups - These are groups which ITP runs with Client segments throughout the year to capture more detailed user feedback on enhancements and deliverables on ITP's annual BoW. Some of the key STP deliverables that were validated by Clients for inclusion on the 2024 and/or 2025 BoW include:
  ALERT - SSI classification and the introduction of a new "Settlement Purpose" field to drive SSI applicability for settlement, best practice consultation for Cash SSIs making final Beneficiary BIC & A/C # mandatory to remove confusion and interpretation challenges, MENA IDs validation rules to help reduce trade fails, and data quality standards and campaigns.
  CTM - PSET Matching enhancements, supporting an Interfund Transfer/Free of Payment workflow, the "'Away Flow" workflow for non-self-clearing brokers directly integrated to CTM to take advantage of M2i, and supporting MENA markets/Sunday availability.
  Data Analytics - Focused heavily on the development of the T+1 Scorecard during the 2024 Reporting Period. During the 2025 Reporting Period, ITP is partnering with the client community on the strategy and evolution of Data Analytics capabilities via the client working group. The objective is to enhance STP and operational efficiencies by creating additional metrics, insights and drilldowns, enabling firms to pinpoint affirmation issues and party specific views.
  Industry Engagement - In the leadup to T+1, ITP, alongside the DTCC Enterprise performed extensive outreach, engagement and education in support of the U.S.' move to T+1. This included over 130 marketing assets (articles, podcasts, videos, datasheets), nearly 400 social media posts, over 40 Client events and industry forums and over 150 speaking opportunities. These efforts were not only focused on U.S. impact, but globally as well and included sessions such as "Demystifying the U.S. Affirm Process", "Global Buy-side Perspectives" and "Global Custodian Perspectives". ITP co-sponsored with The Canadian Depository of Securities Limited ("CDS") and with support from Association for Financial Markets in Europe ("AFME"), Asia Securities Industry & Financial Markets Association ("ASIFMA"), European Fund and Asset Management Association ("EFAMA"), International Securities Association for Institutional Trade Communication ("ISITC"), International Securities Services Association ("ISSA") and others, the Value Exchange administered the T+1 Pulse survey series. ITP also contributed to SIFMA's published "SEC Rule 15c6-2 Blind Affirmation Voluntary Recommendation", which provided SIFMA's recommendation to the industry for scenarios involving challenges with firms meeting same-day affirmations subject to SEC Rule 15c6-2. The publication discouraged the "blind affirmation" or "negative" process, where parties submit affirmations on trade date solely to stay in good standing with their brokers as it relates to 15c6-2, and custodians affirm a trade alleged against their client absent the knowledge of the trade details received through a communication or trade instruction from a client, in order to meet 15c6-2 requirements.

Section 1.3 Impediments to STP

ITP strives to offer Services that reduce or remove manual systems and processes, however there will, at times, remain manual processes and/or systems by design, to meet certain Client needs or because the cost to remediate is not, in ITP's judgment, worth the benefits gained by adding automation. ITP will regularly monitor these manual systems and processes, and where prioritized, look to automate or remediate/retire. Manual systems ITP analyzed in 2024 and plans to automate and/or retire in 2025/2026 include the following initiatives:

  A PoC is currently underway to evaluate the feasibility of automating manual input of client data into ALERT, which would help mitigate the risk of errors in the data and reduce turnaround time in the ingestion of manual SSIs to ALERT.
  File upload enhancements to the CTM UI, which captures manual entry trade information, to improve efficiency as trades can be uploaded in a batch file as opposed to manually entered one by one.
  Under consideration are enhancements to CTM Auto Responders, which would include a self-service simulation of counterparty trade behavior which helps Clients test the Services while onboarding. This reduces the need to test using human interaction/integration touch points, facilitating operational improvements, and a more seamless integration on to CTM once live.

In addition, while ITP Services and supporting Procedures are designed to promote the successful onward transmission of messages for timely settlement, a significant or frequent disruption to such Services could impede STP. At times, Service disruptions can impact the onward transmission of messages for timely settlement. ITP, as part of the broader DTCC Enterprise, maintains robust Operational Resilience, Business Continuity, and Incident Management & Crisis Response programs to support issue identification, resolution, and communication where applicable. During the 2024 Reporting Period, there was 1 ITP incident that was classified as moderate or high which may have impacted parts of the Client base in their usage of Services, potentially hindering and/or delaying their STP.

  On April 2, 2024, DTCC experienced a network connectivity issue that impacted multiple Services, including ITP, as well as access to the MyDTCC portal. Upon restoration of the Services, several ITP CTM transactions required reprocessing.

Actions CMSP Intends to Take for STP

Rule 17Ad-27(b)(5)

As set forth in 17 CFR 240.17Ad-27(b)(5), below is a qualitative description of the actions, in the case of ITPM, the exempt clearing agency, intends to take to further facilitate STP of institutional securities transactions as the exempt clearing agency during the 2025 Reporting Period.

The below key initiatives are planned for 2025 to further facilitate STP. In some cases, analysis or development began in 2024 for a 2025 delivery, or analysis and/or development occurs in 2025, with a 2026 deliverable. Please refer to the Client Facing Roadmap under "Quick Links" on the ITP home page of the Learning Center at dtcclearning.com/products-and-services/itp.html for the latest schedule of deliverables and timelines.

CTM and TradeSuite ID

  ITP remains committed to furthering the adoption of M2i, given its proven results in increased efficiency and affirmation rates due to an auto-affirmation workflow. ITP will continue to focus on onboarding eligible volume to the M2i workflow, including eligible FI volume.
  Addition of new PSET capabilities to include validation rules to ensure PSET is populated either via direct submission or ALERT enrichment to reduce client settlement issues specifically caused by misaligned PSETs and SSIs. Effective early December 2025, PSET population, not PSET as a mandatory matching field, will become mandated on trades submitted to CTM, which will drive STP by reducing the risk of erroneous instructions and mitigating disparities, as well as further supports cross border movements critical to a global T+1 environment.
  Solve for the "Away Flow" and provide enhancements so that non-self-clearing brokers that rely on their clearing broker today to create their TradeSuite ID Confirmations can take advantage of the automated M2i workflow.
  Enhance the client experience by introducing support for Omni transactions for hedge funds which allows them to reconcile CTM data with their own records, where they are allocating at an omnibus or "top account" level to the executing broker and not disclosing the underlying funds.
  Enhance the CTM UI by implementing import functionality to allow for bulk upload of transactions by smaller buy-side clients, which will reduce manual data entry into CTM. Add new search capabilities on the UI, providing the ability to target specific transactions.
  Support Interfund transfers between 2 funds at the same IM, enabling clients to seamlessly transition positions between accounts, facilitating automated SSI enrichment within CTM to facilitate downstream Free of Payment messages to custodians.
  Productionize third-party chat capabilities alongside CTM and expand market adoption to accelerate exception resolution for any unmatched transactions.
  Support the basket trades that make up ETF's by allowing clients to match on those trades Free of Payment and support the associated SWIFT ISO MT540 and MT542 messages to help automate transaction processing.
  Partner with Clients to analyze the addition of Repo functionality in CTM, to expand asset class coverage and support clearing of Treasury Repos.
  Advocate for the adoption of the Universal Transaction Identifier ("UTI"), which CTM currently has the capability to generate. Increased adoption of global standards such as UTI allows for maintenance of trade lineage through the trade lifecycle which brings efficiency to the detection, communication and resolution of any potential trade issues, thus facilitating STP.

ALERT

  Increase data quality by connecting with account onboarding service providers to expand upon General Account data points (e.g. LEIs, MENA IDs), enabling investment funds entities with the ability to cross reference multiple industry identifiers in support of timely trade execution.
  Simplify data entry in the UI, enabling a more intuitive ability to accurately manage SSIs.
  Enhance Client alerting to Broker-Dealer Clients of ALERT by providing transparency and alerts when acronyms used by their counterparties are updated and when account access methods change.
  Automate notification alerting, allowing IMs to retrieve SSIs in near real-time, facilitating STP and settlement finality.

Modernization, Performance and Data

  Execute against ITP's CTM data center rotation and TradeSuite ID modernization plans including commencing analysis to build an ITP resiliency test environment and create rotational test scenarios for CTM and formalize and obtain industry commitment and regulatory approval on the proposed ETC workflow evolution, while building foundational capabilities focused on eligibility, ingestion and settlement feeds.
  Increase CTM systems capacity and performance to support additional Client demand.
  Complete retirement of ITP's existing Client Facing Dashboard user interface and seamlessly migrate to a new Integration Operation Portal which will enhance the client onboarding experience.
  Complete analysis of and execute against a revised ITP Data Analytics strategy and roadmap to support Client requests for analytical features concerning Client valued post-trade processing metrics in a T+1 environment.